Note 9 - Deferred Charges, Net	6 Months Ended
Jun. 30, 2026
Notes to Financial Statements
Deferred Charges [Text Block]

9. Deferred Charges, net:

Deferred charges, net include the unamortized dry-docking and special survey costs. The amounts in the accompanying consolidated balance sheets are as follows:

Balance, January 1 2026	$53,792
Additions	26,089
Amortization	(11,108)
Write-off and other movements (Note 8)	(743)
Balance, June 30, 2026	$68,030

During the six-month period ended June 30, 2026, 13 vessels underwent and completed their special surveys, and two vessels were in the process of completing their special surveys. During the six-month period ended June 30, 2025, four vessels underwent and completed their dry-docking and special survey and one vessel was in the process of completing her dry-docking and special survey. The amortization of the dry-docking and special survey costs is separately reflected in the accompanying consolidated statements of income.